INCOME TAXES	9 Months Ended	12 Months Ended
	Sep. 30, 2025	Dec. 31, 2024	Nov. 30, 2024
INCOME TAXES

NOTE 13 – INCOME TAXES

Management has determined that the Company does not have any uncertain tax positions and associated unrecognized benefits that would impact the consolidated financial statements or related disclosures.

The effective tax rate was 4% and 2.5% for the three and nine months ended September 30, 2025, respectively. The effective tax rate was zero percent for the three and nine months ended September 30, 2024, respectively. Our effective tax rate for the three and nine months ended September 30, 2025 differs from the federal statutory rate of 21% and was a result of the valuation allowance on the deferred tax benefit.

NOTE 16 – INCOME TAXES

Management has determined that the Company does not have any uncertain tax positions and associated unrecognized benefits that would impact the consolidated financial statements or related disclosures.

Deferred income tax assets and liabilities are computed annually for differences between financial statement and tax bases of assets and liabilities that will result in taxable or deductible amounts in the future based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized. The Company operated at a loss and the deferred tax asset is offset by a corresponding valuation allowance.

The net deferred tax assets and liabilities consist of the following amounts at December 31, 2024 and 2023, in thousands:

	2024	2023
Deferred Tax Assets
Allowance for doubtful Accounts	$—	$1
Investment in Plane Cos LLC	—	44
Loss carryforwards	18,398	11,521
Intangible	530	626
Interest expense limitations	2,484	659
Other	47	15
Total deferred tax assets	21,459	12,866
Deferred Tax Liabilities
Property and equipment depreciation	(25)	(74)
Valuation allowance	(21,738)	(13,096)
Total deferred tax liabilities	(21,763)	(13,170)
Net deferred tax assets (liabilities)	(305)	(305)

The Company has federal operating losses carryforward of approximately $73 million and $47 million available as of December 31, 2024 and 2023, respectively, to reduce future taxable income at the federal level, and it has net operating losses of approximately $68 million and $38 million at the state level, to offset $68 million and $38 million of future state taxable income, respectively.

A reconciliation from the statutory federal income tax rate to the effective income tax rate is as follows:

	2024	2023
Expected federal income taxes at statutory rate	21.00%	21.00%
State and local income taxes	4.54%	4.54%
Permanent differences	(3.76)%	(6.79)%
Change in valuation allowance	(21.35)%	(18.18)%
Other	0.82%	(0.69)%
Effective income tax rate	1.25%	(0.12)%

The primary differences between income tax expense attributable to continuing operations and the amount of income tax expense that would result from applying domestic federal statutory rates to income (loss) before income taxes relate to state income taxes, and the recognition of a valuation allowance for deferred income tax assets. The net deferred tax liabilities relate to long lived assets with an indefinite life.

M2i Global Inc [Member]
INCOME TAXES

Note 6 – Income Taxes

The Company accounts for income taxes under ASC 740-10, which provides for an asset and liability approach of accounting for income taxes. Under this approach, deferred tax assets and liabilities are recognized based on anticipated future tax consequences, using currently enacted tax laws, attributed to temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts are calculated for income tax purposes. The provision (benefit) for income taxes for the fiscal years ended November 30, 2024, and 2022, assumes a statutory 21%, effective tax rate for federal income taxes.

	2024	2023
Federal tax statutory rate	21%	21%
Temporary differences	0%	0%
Permanent differences	0%	0%
Valuation Allowance	-21%	-21%
	0%	0%

The Company had deferred income tax assets as of the fiscal years ended November 30, 2024, and 2023, as follows:

	2024	2023
Deferred Tax Assets
Net operating loss carryforwards	$1,270,500	$444,000
Temporary differences	-	-
Permanent differences	-	(1,000)
Valuation allowance	(1,270,500)	(443,000)
Net deferred tax assets	$-	$-

The Company provides for a valuation allowance when it is more likely than not that it will not realize a portion of the deferred tax assets. The Company has established a valuation allowance against the net deferred tax asset due to the uncertainty that enough taxable income will be generated in those taxing jurisdictions to utilize the assets. Therefore, the Company has not reflected any benefit of such deferred tax assets in the accompanying financial statements. The Company’s net deferred tax asset and valuation allowance increased by $816,300 and $417,000 in the fiscal years ended November 30, 2024, and 2023, respectively.

At the fiscal year ended November 30, 2024, the Company had approximately $6,050,000 in federal net operating loss carryforwards, substantially all of which are allowed to be carried forward indefinitely and are to be limited to 80% of the taxable income. Pursuant to Internal Revenue Code Section 382, the future utilization of the Company’s net operating loss carryforwards to offset future taxable income may be subject to an annual limitation as a result of ownership changes that may have occurred previously or that could occur in the future.

At the fiscal year ended November 30, 2024, the Company had no uncertain tax positions, or interest and penalties, that qualify for either recognition or disclosure in the financial statements. The company is subject to U.S. federal, state, and local income tax examinations by tax authorities. The tax return for the fiscal year ended November 30, 2024, has not yet been filed.